Unsecured senior notes	12 Months Ended
Mar. 31, 2020
Unsecured senior notes
Unsecured senior notes
Unsecured senior notes

21.  Unsecured senior notes

In November 2014, the Company issued unsecured senior notes including floating rate and fixed rate notes with varying maturities for an aggregate principal amount of US$8.0 billion (the “2014 Senior Notes”), of which US$1.3 billion was repaid in November 2017 and US$2.25 billion was repaid in November 2019. The 2014 Senior Notes are senior unsecured obligations that are listed on the HKSE, and interest is payable in arrears, quarterly for the floating rate notes and semiannually for the fixed-rate notes.

In December 2017, the Company issued another series of unsecured fixed rate senior notes with varying maturities for an aggregate principal amount of US$7.0 billion (the “2017 Senior Notes”). The 2017 Senior Notes are senior unsecured obligations that are listed on the Singapore Stock Exchange, and interest is payable in arrears semiannually.

21.  Unsecured senior notes (Continued)

The following table provides a summary of the Company’s unsecured senior notes as of March 31, 2019 and 2020:

	As of March 31,		Effective
	2019	2020	interest rate

	(in millions of RMB)
US$2,250 million 2.500% notes due 2019	15,110	—	—
US$1,500 million 3.125% notes due 2021	10,044	10,604	3.26%
US$700 million 2.800% notes due 2023	4,687	4,946	2.90%
US$2,250 million 3.600% notes due 2024	15,061	15,891	3.68%
US$2,550 million 3.400% notes due 2027	16,989	17,929	3.52%
US$700 million 4.500% notes due 2034	4,650	4,906	4.60%
US$1,000 million 4.000% notes due 2037	6,663	7,028	4.06%
US$1,750 million 4.200% notes due 2047	11,655	12,291	4.25%
US$1,000 million 4.400% notes due 2057	6,658	7,021	4.44%
Carrying value	91,517	80,616
Unamortized discount and debt issuance costs	589	550
Total principal amounts of unsecured senior notes	92,106	81,166
Less: current portion of principal amounts of unsecured senior notes	(15,127)	—
Non-current portion of principal amounts of unsecured senior notes	76,979	81,166

The 2014 Senior Notes and the 2017 Senior Notes were issued at a discount with a total amount of US$47 million (RMB297 million). The debt issuance costs of US$82 million (RMB517 million) were presented as a direct deduction from the principal amount of the unsecured senior notes on the consolidated balance sheets. The effective interest rates for the unsecured senior notes include the interest charged on the notes as well as amortization of the debt discounts and debt issuance costs.

The 2014 Senior Notes and the 2017 Senior Notes contain covenants including, among others, limitation on liens, consolidation, merger and sale of the Company’s assets. As of March 31, 2020, the Company is in compliance with all these covenants. In addition, the 2014 Senior Notes and the 2017 Senior Notes rank senior in right of payment to all of the Company’s existing and future indebtedness expressly subordinated in right of payment to the notes and rank at least equally in right of payment with all of the Company’s existing and future unsecured unsubordinated indebtedness (subject to any priority rights pursuant to applicable law).

The proceeds from issuance of the 2014 Senior Notes were used in full to refinance a previous syndicated loan in the same amount. The proceeds from the issuance of the 2017 Senior Notes were used for general corporate purposes.

21.  Unsecured senior notes (Continued)

As of March 31, 2020, the future principal payments for the Company’s unsecured senior notes will be due according to the following schedule:

Principal amounts
(in millions of RMB)
Within 1 year	—
Between 1 to 2 years	10,633
Between 2 to 3 years	—
Between 3 to 4 years	4,962
Between 4 to 5 years	15,950
Thereafter	49,621
81,166

As of March 31, 2019 and 2020, the fair values of the Company’s unsecured senior notes, based on Level 2 inputs, were US$13,679 million (RMB91,964 million) and US$12,725 million (RMB90,206 million), respectively.